File Number:  33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933
                                                                    May 27, 2005

                  Supplement to the May 1, 2005 Class I Shares
                 Prospectus of Pioneer Variable Contracts Trust

The section entitled "Basic information about the portfolio" is amended to reflect the following performance information:

         Pioneer Balanced VCT Portfolio

         In the bar chart on page 9, annual returns for the years 1997 and 1998 were 17.15% and 3.05%, respectively.

         Pioneer Emerging Markets VCT Portfolio

         In the bar chart on page 16, annual returns for the years 2002, 2003 and 2004 were -1.21%, 58.17% and 19.00%, respectively.

         Pioneer Europe VCT Portfolio

         In the bar chart on page 27, annual return for the year 2001 was -22.67%.

         Pioneer Growth Shares VCT Portfolio

         In the bar chart on page 33, annual return for the year 2000 was 7.87%.

         Pioneer Mid Cap Value VCT Portfolio

         In the bar chart on page 52, annual returns for the years 1998, 1999 and 2000 were -3.95%, 13.05% and 18.01%, respectively.

         Pioneer Money Market VCT Portfolio

         In the bar chart on page 58, annual returns for the years 2003 and 2004 were 0.56% and 0.65%, respectively.

         Pioneer Fund VCT Portfolio

         In the bar chart on page 62, annual return for the year 1998 was 26.04%.

         Pioneer Real Estate Shares VCT Portfolio

         In the bar chart on page 68, annual return for the year 1997 was 21.17%.







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                                    (c)2005 Piooneer Funds Distributor, Inc.
                                            Underwriter of Pioneerfunds
                                            Member SIPC